First-Quarter 2019 Results April 26, 2019 Exhibit 99.2

Q1 2019 Conference Call Details Live Webcast April 26, 2019 10:00 AM ET Dial-In Number 877-397-8668 Domestic 647-689-5686 International Webcast at www.altramotion.com Replay Through May 10th (800) 585-8367 Domestic (416) 621-4642 International Conference ID: 8074569 Webcast Replay at www.altramotion.com

Safe Harbor Statement Forward-Looking Statements All statements, other than statements of historical fact included in this release are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Forward-looking statements can generally be identified by phrases such as “believes,” “expects,” “potential,” “continues,” “may,” “should,” “seeks,” “predicts,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “could,” “designed”, “should be,” and other similar expressions that denote expectations of future or conditional events rather than statements of fact. Forward-looking statements also may relate to strategies, plans and objectives for, and potential results of, future operations, financial results, financial condition, business prospects, growth strategy and liquidity, and are based upon financial data, market assumptions and management's current business plans and beliefs or current estimates of future results or trends available only as of the time the statements are made, which may become out of date or incomplete. Forward looking statements are inherently uncertain, and investors must recognize that events could differ significantly from our expectations. These statements include, but may not be limited to, the statements under “Business Outlook,” our expectations regarding our tax rate, our expectations regarding the integration of the A&S businesses and the impact of such acquisition on our business, including our expectations regarding achieving anticipated synergies, our expectations regarding delevering our business and our ability to delever our business, our expectations regarding growth opportunities and our ability to drive growth, changes in how we calculate certain non-GAAP measures, expectations regarding improvements in the macro economic environment and outlooks in China and Germany, our expectations regarding our ability to serve our customers and deliver value for our shareholders, our expectations regarding continued sales, earnings and free cash flow growth in 2019 and the Company’s guidance for full year 2019. In addition to the risks and uncertainties noted in this release, there are certain factors that could cause actual results to differ materially from those anticipated by some of the statements made. These include: (1) competitive pressures, (2) changes in political and economic conditions in the United States and abroad and the cyclical nature of our markets, (3) loss of distributors, (4) the ability to develop new products and respond to customer needs, (5) risks associated with international operations, including currency risks, and the effects of tariffs and other trade actions taken by the United States and other countries (6) accuracy of estimated forecasts of OEM customers and the impact of the current global economic environment on our customers, (7) risks associated with a disruption to our supply chain, (8) fluctuations in the costs of raw materials used in our products, (9) product liability claims, (10) work stoppages and other labor issues, (11) changes in employment, environmental, tax and other laws and changes in the enforcement of laws, (12) loss of key management and other personnel, (13) risks associated with compliance with environmental laws, (14) the ability to successfully execute, manage and integrate key acquisitions and mergers, (15) failure to obtain or protect intellectual property rights, (16) risks associated with impairment of goodwill or intangibles assets, (17) failure of operating equipment or information technology infrastructure, (18) risks associated with our debt leverage, (19) risks associated with restrictions contained in the agreements governing the Notes and the Altra Credit Facilities, (20) risks associated with compliance with tax laws, (21) risks associated with the global recession and volatility and disruption in the global financial markets, (22) risks associated with implementation of our ERP system, (23) risks associated with the Svendborg, Stromag, and A&S acquisitions and integration and other acquisitions, (24) risks associated with certain minimum purchase agreements we have with suppliers, (25) risks related to our relationships with strategic partners, (26) our ability to offset increased commodity and labor costs with increased prices, (27) risks associated with our exposure to variable interest rates and foreign currency exchange rates, (28) risks associated with interest rate swap contracts, (29) risks associated with our exposure to renewable energy markets, (30) risks related to regulations regarding conflict minerals, (31) risks related to restructuring and plant consolidations, (32) risks related to our acquisition of A&S, including (a) the possibility that we may be unable to achieve expected synergies and operating efficiencies in connection with the proposed transaction within the expected time-frames or at all and to successfully integrate A&S, (b) expected or targeted future financial and operating performance and results, (c) operating costs, customer loss and business disruption (including, without limitation, difficulties in maintain relationships with employees, customers, clients or suppliers) being greater than expected following the transaction, (d) our ability to retain key executives and employees, (e) slowdowns or downturns in economic conditions generally and in the markets in which the A&S businesses participate specifically, (f) lower than expected investments and capital expenditures in equipment that utilizes components produced by us or A&S, (g) lower than expected demand for our or A&S’s repair and replacement businesses, (h) our ability to successfully integrate the merged assets and the associated technology and achieve operational efficiencies, (i) the integration of A&S being more difficult, time-consuming or costly than expected, (j) the inability to undertake certain corporate actions that otherwise could be advantageous to comply with certain tax covenants, (k) potential unknown liabilities and unforeseen expenses related to the acquisition and (l) the impact on our internal controls and compliance with the regulatory requirements under the Sarbanes-Oxley Act of 2002, (33) the risk associated with the UK vote to leave the European Union, (34) Altra’s ability to achieve the efficiencies, savings and other benefits anticipated from its cost reduction, margin improvement, restructuring, plant consolidation and other business optimization initiatives, (35) the risks associated with transitioning from LIBOR to a replacement alternative reference rate, and (36) other risks, uncertainties and other factors described in the Company's quarterly reports on Form 10-Q and annual reports on Form 10-K and in the Company's other filings with the U.S. Securities and Exchange Commission (SEC) or in materials incorporated therein by reference. Except as required by applicable law, Altra does not intend to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise..

Agenda and Speakers Executive Overview A&S Integration Market Review Q1 Financial Review & 2019 Guidance Strategic Priorities Q&A Carl Christenson Chairman & Chief Executive Officer Christian Storch Vice President & Chief Financial Officer

2019: Off to a Strong Start Q1 2019 Financial Highlights 101% increase in net sales to $482.8 million Net income of $35.2 million, or $0.55 per diluted share, versus net income of $9.0 million, or $0.31 per diluted share, in Q1 2018 Non-GAAP net income of $51.7 million, or $0.80 per diluted share, versus $21.2 million, or $0.72 per diluted share, in the first quarter of 2018* Paid down $15 million of debt in Q1 2019 A&S integration on schedule; tactical stage of integration successfully completed Strong Q1 performance reflects financial and strategic benefits of the new $1.9 billion Altra 36% Q1 ‘19 GAAP Gross Margin 18% Q1 ‘19 Non-GAAP Operating Margin* 22% Q1 ‘19 Non-GAAP adjusted EBITDA Margin* *See appendix for GAAP to non-GAAP reconciliations

A&S Integration Advancing Exceptionally Well $1.9bn Enhanced financial profile Global Leader in Precision Motion Control and Power Transmission Expanded suite of technology & solutions Positioned to accelerate innovation Increased exposure to attractive secular trends Focus has shifted to advancing strategic initiatives Launched sales collaboration program Relocated shared facility in China on time and on budget; announced closure of facility in the U.S. Progressed with supply chain optimization efforts Cultural alignment across the organization Continued integration of world class business systems Note: Combined company revenues expected to be approximately $1.9 billion for the twelve months ending December 31, 2019, see slide 10. On track to achieve target leverage of 2x to 3x Net Debt/Adjusted EBITDA*, and $10m to $12m synergies in 2019 and total of $52m by year 4

Q1 2019 Key End-Market Drivers Strength across Energy businesses; double digit growth in Wind and Oil & Gas compared to prior year, although sequentially lower Transportation market up single digits on US and China Truck market strength Factory Automation & Specialty Machinery down; expect demand to recover in 2H 2019 Medical Equipment Market demand strong; expected to continue to improve in 2019 Metals & Mining markets strong in Q1 with double digit Mining increase Defense double digit growth Distribution down single digits due in part to tough comps 2018 Revenues By Market 1 1 Pro forma revenues for the period ending December 31, 2018. Management estimates.

Q1 2019 Financial Highlights YOY Q1 2019 Q1 2018** Sales 100.8% $482.8 $240.4 Organic Growth 1.6% FX (320 bps) GAAP Diluted EPS $0.55 $0.31 Non-GAAP Diluted EPS* 11.1% $0.80 $0.72 Non-GAAP Income from Operations * 630 bps 18.2% 11.9% GAAP Gross Profit 530 bps 36.2% 30.9% Non-GAAP adjusted EBITDA Margin* 640 bps 21.7% 15.3% *See appendix for GAAP to non-GAAP reconciliations **2018 Q1 results do not include A&S business

Balance Sheet Highlights Paying down debt and de-levering balance sheet are top priorities Paid down $15 million of debt in Q1 No share re-purchases in Q1 *See appendix for GAAP to non-GAAP reconciliations Balance Sheet Highlights (amounts in millions) Q1 2019 Q4 2018 Cash $152.4 $169.0 Total Debt $1,719.8 $1,734.0 Net Debt* $1,567.4 45.6% $1,565.0 45.9% Shareholders' Equity $1,872.4 54.4% $1,848.2 54.1% Shareholders' Equity plus Debt, less Cash $3,439.8 100.0% $3,413.2 100.0% Shares Outstanding 64.3 64.2 Balance Sheet Highlights (amounts in millions) Q1 2019 Q4 2018 Cash $152.4 $169 Total Debt $1,719.8 $1,734 Net Debt* $1,567.3999999999999 0.45566602709459847 $1,565 0.45851400445329898 Shareholders' Equity $1,872.4 0.54433397290540142 $1,848.2 0.54148599554670107 Shareholders' Equity plus Debt, less Cash $3,439.8 100.0% $3,413.2 100.0% Shares Outstanding 64.3 64.2 Total Debt Less Cash 0.45566602709459847 Shareholders' Equity 0.54433397290540142

Reiterating 2019 Top-line and Profitability Guidance Sales $1,920 to $1,950 million GAAP Diluted EPS $2.10 to $2.18 Non-GAAP Diluted EPS* $3.02 to $3.18 Non-GAAP Adjusted EBITDA* $415 to $430 million Capital Expenditures $60 to $65 million Depreciation and Amortization $130 to $140 million Tax Rate (before discrete items) 24.0% to 25.8%

Strategic Priorities to Drive Shareholder Value Capitalize on the Opportunity to Drive Substantial Value Creation Execute on the A&S integration; deliver $52 million synergies De-lever and strengthen the balance sheet Accelerate topline growth

*Discussion of Non-GAAP Measures The non-GAAP financial measures used in this release are utilized by management in comparing our operating performance on a consistent basis. We believe that these financial measures are appropriate to enhance the overall understanding of our underlying operating performance trends compared to historical and prospective periods and our peers. We believe that these measures provide important supplemental information to management and investors regarding financial and business trends relating to the Company's financial condition and results of operations as well as insight into the compliance with our debt covenants. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of non-GAAP financial measures presented above to our GAAP results has been provided in the financial tables included in this press release.   Organic Sales Organic sales in this release excludes the impact of foreign currency translation.   Non-GAAP Net Income, Non-GAAP income from operations, Non-GAAP Diluted earnings per share and Non-GAAP operating income margin Non-GAAP net income, non-GAAP income from operations and non-GAAP diluted earnings per share exclude acquisition related amortization, acquisition related costs, restructuring costs and other income or charges that management does not consider to be directly related to the Company’s core operating performance. Non-GAAP diluted earnings per share is calculated by dividing non-GAAP net income by GAAP weighted average shares outstanding (diluted). Non-GAAP operating income margin is calculated by dividing Non-GAAP income from operations by GAAP Net Sales.   Non-GAAP adjusted EBITDA Adjusted EBITDA represents earnings before interest, taxes, depreciation, amortization, acquisition related costs, restructuring costs, stock-based compensation and other income or charges that management does not consider to be directly related to the Company’s core operating performance.   Non-GAAP Free cash flow Non-GAAP free cash flow is calculated by deducting purchases of property, plant and equipment from net cash flows from operating activities.   Non-GAAP operating working capital Non-GAAP operating working capital is calculated by deducting accounts payable from net trade receivables plus inventories.   Net Debt Net debt is calculated by subtracting cash from total debt.

Appendix Non-GAAP Measures * Non-GAAP Net Income (amounts in millions) Q1 2019 Q1 2018 Net income $35.2 $9.0 Restructuring costs 2.3 0.9 Acquisition related stock compensation expense 1.1 - Loss on partial settlement of pension plan - 5.1 Acquisition related expenses 0.5 5.4 Acquisition related amortization expense 17.8 2.5 Tax Impact of above adjustments (5.2) (1.7) Non-GAAP net income * 51.7 21.2 Non-GAAP diluted earnings per share * $0.80 (1) $0.72 (2) (1) tax impact is calculated by multiplying the estimated effective tax rate, 23.9% by the above items (2) tax impact is calculated by multiplying the estimated effective tax rate of 24.2% by restructuring costs, acquisition related amortization expense and the loss on settlement of pension plan. Acquisition related expenses in the quarter are not tax deductible, therefore the tax impact has been eliminated. Non-GAAP Income from operations (amounts in millions) Q1 2019 Q1 2018 Income from operations $66.4 $19.7 Restructuring costs 2.3 0.9 Acquisition related stock compensation expense 1.1 - Acquisition related amortization expense 17.8 2.5 Acquisition related expenses 0.5 5.4 Non-GAAP income from operations * $88.1 $28.5 Free Cash Flow (amounts in millions) Q1 2019 Q1 2018 Operating Cash Flow $39.3 $3.7 Less Capex (14.0) (7.0) Free Cash Flow $25.3 ($3.3) Non-GAAP Operating Working Capital (amounts in millions) Q1 2019 Q1 2018 Accounts Receivable $281.8 $150.8 Inventories 241.0 148.7 Accounts Payable (172.3) (62.4) Operating Working Capital $350.5 $237.1 Net Debt (amounts in millions) As of March 31, 2019 Total Debt $1,719.8 Cash (152.4) Net Debt $1,567.4 Non-GAAP Net Income (amounts in millions) Q1 2019 Q1 2018 Net income $35.200000000000003 $9 Restructuring costs 2.2999999999999998 0.9 Acquisition related stock compensation expense 1.1000000000000001 0 Loss on partial settlement of pension plan 0 5.0999999999999996 Acquisition related expenses 0.5 5.4 Acquisition related amortization expense 17.8 2.5 Tax Impact of above adjustments -5.1862999999999992 -1.7 Non-GAAP net income * 51.713700000000003 21.2 Non-GAAP diluted earnings per share * $0.80300776397515528 -1 $0.72 -2 (1) tax impact is calculated by multiplying the estimated effective tax rate, 23.9% by the above items (2) tax impact is calculated by multiplying the estimated effective tax rate of 24.2% by restructuring costs, acquisition related amortization expense and the loss on settlement of pension plan. Acquisition related expenses in the quarter are not tax deductible, therefore the tax impact has been eliminated. Non-GAAP Income from operations (amounts in millions) Q1 2019 Q1 2018 Income from operations $66.400000000000006 $19.7 Restructuring costs 2.2999999999999998 0.9 Acquisition related stock compensation expense 1.1000000000000001 0 Acquisition related amortization expense 17.8 2.5 Acquisition related expenses 0.5 5.4 Non-GAAP income from operations * $88.1 $28.5 Free Cash Flow (amounts in millions) Q1 2019 Q1 2018 Operating Cash Flow $39.299999999999997 $3.7 Less Capex -14 -7 Free Cash Flow $25.299999999999997 $-3.3 Non-GAAP Operating Working Capital (amounts in millions) Q1 2019 Q1 2018 Accounts Receivable $281.8 $150.80000000000001 Inventories 241 148.69999999999999 Accounts Payable -,172.3 -62.4 Operating Working Capital $350.49999999999994 $237.1 Net Debt (amounts in millions) As of March 31, 2019 Total Debt $1,719.8 Cash -,152.4 Net Debt $1,567.3999999999999

Appendix Non-GAAP Measures * Non-GAAP Income from operatings by Segment (amounts in millions) Quarter ended March 31, 2019 Power Transmission Technologies Automation and Specialty Corporate Total Income from operations $27.8 $39.4 $(0.8) $66.4 Restructuring costs 1.1 1.2 - 2.3 Acquisition related stock compensation expense - - 1.1 1.1 Acquisition related expenses - - 0.5 0.5 Acquisition related amortization expense 2.3 15.5 - 17.8 Non-GAAP income from operations * $31.2 $56.1 $0.8 $88.1 Income from operations as a percent of Segment net sales 13.3% 22.5% 18.2% Reconciliation of GAAP to Non-GAAP Operating Margin (amounts in millions) Quarter ended March 31, 2019 GAAP Operating Income Adjustments Non-GAAP Operating Income Net sales $482.8 $- $482.8 Cost of sales 307.9 - 307.9 Gross Profit 174.9 - 174.9 Operating expenses Selling, general and administrative expenses 90.9 19.4 71.5 Research and development expenses 15.3 - 15.3 Restructuring costs 2.3 2.3 - Income from operations $66.4 $21.7 $88.1 GAAP and non-GAAP Income from operations as a percent of net sales 13.8% 18.2% "*Reconciliation of 2019 Non-GAAP Net Income and Diluted EPS Guidance " (Amounts in millions except per share information) Fiscal Year 2019 Fiscal Year 2019 Diluted earnings per share Net Income per Share Diluted $136.1 - $141.0 $2.10 - $2.18 Restructuring and consolidation costs 5.0 - 7.5 Acquisition related stock compensation expense 3.1 - 3.3 Acquisition amortization expense 70.4 - 75 Tax impact of above adjustments** (19.2) - (21.0) Non-GAAP Net Income $195.4 - $205.8 $3.02 - $3.18 ** Tax impact is calculated by multiplying the effective tax rate for the period of 24.5% by the above items. "*Reconciliation of 2019 Non-GAAP Adjusted EBITDA Guidance " (Amounts in millions ) Fiscal Year 2019 Net Income $136.1 - $141.0 Interest Expense 82.5 - 79.0 Tax Expense 47.4 - 49.0 Depreciation Expense 59.6 - 65.0 Amortization Expense 70.4 - 75.0 Stock Based Compensation 14.0 Restructuring and consolidation costs 5.0 - 7.0 Non-GAAP Adjusted EBITDA $415.0 - $430.0 Non-GAAP Income from operatings by Segment (amounts in millions) Quarter ended March 31, 2019 Power Transmission Technologies Automation and Specialty Corporate Total Income from operations $27.8 $39.4 $-0.8 $66.400000000000006 Restructuring costs 1.1000000000000001 1.2 0 2.2999999999999998 Acquisition related stock compensation expense 0 0 1.1000000000000001 1.1000000000000001 Acquisition related expenses 0 0 0.5 0.5 Acquisition related amortization expense 2.2999999999999998 15.5 0 17.8 Non-GAAP income from operations * $31.200000000000003 $56.1 $0.8 $88.1 Income from operations as a percent of Segment net sales 0.13300000000000001 0.22521075873143317 0.182 Reconciliation of GAAP to Non-GAAP Operating Margin (amounts in millions) Quarter ended March 31, 2019 GAAP Operating Income Adjustments Non-GAAP Operating Income Net sales $482.8 $0 $482.8 Cost of sales 307.89999999999998 0 307.89999999999998 Gross Profit 174.90000000000003 0 174.90000000000003 Operating expenses Selling, general and administrative expenses 90.9 19.399999999999999 71.5 Research and development expenses 15.3 0 15.3 Restructuring costs 2.2999999999999998 2.2999999999999998 0 Income from operations $66.400000000000034 $21.7 $88.100000000000037 GAAP and non-GAAP Income from operations as a percent of net sales 0.13753106876553445 0.18247721623860819 *Reconciliation of 2019 Non-GAAP Net Income and Diluted EPS Guidance (Amounts in millions except per share information) Fiscal Year 2019 Fiscal Year 2019 Diluted earnings per share Net Income per Share Diluted $136.1 - $141.0 $2.10 - $2.18 Restructuring and consolidation costs 5.0 - 7.5 Acquisition related stock compensation expense 3.1 - 3.3 Acquisition amortization expense 70.4 - 75 Tax impact of above adjustments** (19.2) - (21.0) Non-GAAP Net Income $195.4 - $205.8 $3.02 - $3.18 ** Tax impact is calculated by multiplying the effective tax rate for the period of 24.5% by the above items. *Reconciliation of 2019 Non-GAAP Adjusted EBITDA Guidance (Amounts in millions ) Fiscal Year 2019 Net Income $136.1 - $141.0 Interest Expense 82.5 - 79.0 Tax Expense 47.4 - 49.0 Depreciation Expense 59.6 - 65.0 Amortization Expense 70.4 - 75.0 Stock Based Compensation 14 Restructuring and consolidation costs 5.0 - 7.0 Non-GAAP Adjusted EBITDA $415.0 - $430.0

Appendix Non-GAAP Adjusted EBITDA Reconciliation * * Based upon management's estimate of A&S's financial results for the second quarter and third quarter of 2018. A&S's actual historical results have not yet been subject to an audit and cannot be verified at this point in time.  Moreover, the non-GAAP adjusted EBITDA of A&S for the second and third quarter of 2018 cannot be reconciled to the corresponding audited GAAP measure because no such measure is available to management. Nonetheless, management believes that an estimate of A&S’s Non-GAAP adjusted EBITDA is important to the Company's investors because it provides an estimated indication of the Company's potential ability to service debt and incur additional leverage, if any. Q2 2018 Q3 2018 Q4 2018 Q1 2019 LTM Net Income $19.0 $12.3 ($4.9) $35.2 $61.6 Asset Impairment and Other, Net 0.3 0.2 (0.2) 1.3 1.6 Taxes 7.3 5.8 (0.6) 10.3 22.8 Interest Expense, net 2.1 2.0 22.7 19.8 46.6 Depreciation Expense 6.9 6.9 14.1 14.3 42.2 Amortization Expense 2.4 2.4 17.9 17.8 40.5 Loss on write off of deferred financing costs - - 1.2 - 1.2 Acquisition related expenses 1.8 4.6 24.3 0.5 31.2 Stock Compensation Expense 1.4 1.1 4.3 3.5 10.3 Amortization of fair value of inventory - - 14.2 - 14.2 Supplier warranty settlement (2.0) - - - (2.0) Restructuring costs 0.6 0.6 2.3 2.3 5.8 Non-GAAP Adjusted EBITDA $39.8 $35.9 $95.3 $105.0 $276.0 Estimated A&S Non-GAAP Adjusted EBITDA * $129.0 Proforma Combined Non-GAAP Adjusted EBITDA $405.0 EBITDA Reconciliation (amounts in millions) Q2 2018 Q3 2018 Q4 2018 Q1 2019 LTM Net Income $19 $12.3 $-4.9000000000000004 $35.200000000000003 $61.6 Asset Impairment and Other, Net 0.3 0.2 -0.2 1.3 1.6 Taxes 7.3 5.8 -0.6 10.3 22.8 Interest Expense, net 2.1 2 22.7 19.8 46.599999999999994 Depreciation Expense 6.9 6.8999999999999986 14.1 14.3 42.2 Amortization Expense 2.4000000000000004 2.3999999999999995 17.899999999999999 17.8 40.5 Loss on write off of deferred financing costs 0 0 1.2 0 1.2 Acquisition related expenses 1.8 4.5999999999999996 24.3 0.5 31.2 Stock Compensation Expense 1.4000000000000001 1.0999999999999994 4.3 3.5 10.299999999999999 Amortization of fair value of inventory 0 0 14.2 0 14.2 Supplier warranty settlement -2 0 0 0 -2 Restructuring costs 0.6 0.6 2.2999999999999998 2.2999999999999998 5.8 Non-GAAP Adjusted EBITDA $39.799999999999997 $35.9 $95.3 $104.99999999999999 $276 Estimated A&S Non-GAAP Adjusted EBITDA * $129 Proforma Combined Non-GAAP Adjusted EBITDA $405